Exhibit 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Etelos, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David S.G. MacKenzie, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2008	By:	/s/ David S.G. MacKenzie
David S.G. MacKenzie
Principal Financial Officer